Exhibit 99.1

Portion of Presentation to Prospective Lenders, dated July 23, 2010

Set forth below is a portion of the materials that NTELOS Holdings Corp. has prepared in connection with a presentation to prospective lenders.

Use of Non-GAAP Financial Measures
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles.  These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles.  These financial performance measures are commonly used in the industry and are presented because NTELOS believes they provide relevant and useful information to investors.  NTELOS utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth.  NTELOS also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs.

Special Note Regarding Forward-Looking
Statements
Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. The words
"anticipates," "believes," "expects," "intends," "plans," "estimates," "targets,"
"projects," "should," "may," "will" and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-
looking statements. Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise. Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements,

Special Note Regarding Forward-Looking Statements
(cont.)
include, but are not limited to: rapid development and intense competition in the telecommunications industry; adverse economic conditions; operating and financial restrictions imposed by our senior credit facility; our cash and capital requirements; declining prices for our services; the potential to experience a high rate of customer turnover; our dependence on our affiliation with Sprint Nextel ("Sprint"); a potential increase in our roaming rates and wireless handset subsidy costs; the potential for Sprint to build networks in our markets; federal and state regulatory fees, requirements and developments; loss of our cell sites; the rates of penetration in the wireless telecommunications industry; our reliance on certain suppliers and vendors; the successful completion of the pending acquisition of the FiberNet business, and the effect thereof on our business; our ability to successfully integrate the operations of the FiberNet business upon its acquisition; the failure to realize synergies and cost savings from the pending acquisition of the FiberNet business or delay in realization thereof; and other unforeseen difficulties that may occur. These risks and uncertainties are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our Annual Reports filed on Forms 10-K.

Transaction overview
Sources and uses of funds ($ millions)
Pro forma capitalization ($ millions)
(1) LTM 6/30/2010 estimated EBITDA of $218.7mm; cash interest expense of $36.9mm (L+375 and 2% LIBOR floor)
(2) Cash interest expense of $44.3mm (L+375 and 2% LIBOR floor) . PF estimated LTM EBITDA of $249.8mm includes $3.3mm of expected first-year synergies (please note estimated annual FiberNet run-
rate synergies are $7.0mm to $9.0mm) and $2.0mm for full year impact of the Allegheny acquisition which closed on December 31, 2009
(3) Source: Bloomberg
(3)
Sources Amount Uses Amount
New incremental term loan $125.0 FiberNet purchase price $170.0
Existing cash 52.1 Estimated fees and expenses 7.1
Total sources $177.1 Total uses $177.1
Estimated 6/30/10
(1)
Pro forma 6/30/10
(2)
Cash $59.8 $7.6
Revolver ($35 million available) -- --
Term loan $630.2 $630.2
Incremental term loan -- $125.0
Capital leases $1.7 $2.6
Total debt $631.9 $757.8
Market value of equity as of 7/21/10 $769.8 $769.8
Total capitalization $1,401.7 $1,527.6
Credit statistics
LTM EBITDA/LTM Cash interest expense 5.9x 5.6x
Total debt/LTM EBITDA 2.9x 3.0x
Net debt/LTM EBITDA 2.6x 3.0x
FV/LTM EBITDA (net of cash) 6.1x 6.1x

Company Overview

Company Overview
•
Leading provider of wireless and wireline communications services in Virginia, West Virginia,
Pennsylvania and Maryland
•
Strategies
•
Facilities based
•
Retail & Wholesale
•
Multiple products
•
Disciplined approach to capital investments
•
Leverage brand
•
Leverage common cost
•
Wireless revenue 5-year CAGR of 11%
•
Exclusive strategic wholesale Sprint agreement through July 2015
•
Wireline business includes a fiber-based CLEC with double digit strategic high-speed broadband product revenue growth and an RLEC with strong Adjusted EBITDA margins
•
Continued revenue growth fueled by investments in cell sites and fiber network upgrades and acquisitions
•
Strong growth in Free Cash Flows

PA
MD
OH
WV
KY
TN
NC
VA
Charleston
Huntington
Charlottesville
Richmond
Lynchburg
Roanoke
Hampton
Norfolk
Virginia Beach
Portsmouth
Chesapeake
Strategic Network Alliance Area (Wholesale)
Current NTELOS Coverage

Regionally-Focused Service Provider
($ in millions)
(1) Preliminary results as of June 30, 2010 or for the twelve months ended June 30, 2010
(2) Throughout this presentation, year over year (YOY) comparisons are calculated using the twelve months ended on June 30, 2009 and June 30, 2010
•
Average of 23.0 MHz of spectrum
•
5.8 million covered POPs
•
439K
(1)
retail subscribers
•
Data ARPU growth of 29% driven by EV-DO
upgrade and expanded prepay data offerings
•
Wholesale revenues (primarily Sprint Nextel
agreement) of $113 million
•
37% Adjusted EBITDA margin
Wireless ($410M Revenue / $151M Adj. EBITDA)
(1)(2)

Wireline
Service Area
ILEC
Existing nTelos Fiber Network
Available nTelos Fiber Network
Network Partner
CLEC Markets
PA
OH
WV
MD
VA
KY
TN
NC
Erie
Oil City
Youngstown
Mercer
Butler
Clearfield
State College
Pittsburgh
Greensburg
Altoona
Johnstown
Carlisle
Chambersburg
Columbus
Wheeling
Washington
Uniontown
Morgantown
Fairmont
Clarksburg
Parkersburg
Ravenswood
Spencer
Sutton
Hagerstown
Frederick
Winchester
Leesburg
Ashburn
Washington DC
Warrenton
Culpeper
Madison
Harrisonburg
Staunton
Waynesboro
Charlottesville
Ashland
Huntington
Charleston
Summersville
Montgomery
White Sulphur Springs
Clifton Forge
Lewisburg
Covington
Beckley
Lexington
Troutville
Lynchburg
Richmond
Princeton
Bluefield
Blacksburg
Radford
Roanoke
Christiansburg
Rocky Mount
Farmville
Tazewell
Wytheville
Abingdon
Bristol
Kingsport
Johnson City
Martinsville
Danville
South Boston
Greensboro

Wireline: Repositioning as High Speed Data Provider
(1)
($ in millions)
(1) Preliminary results as of June 30, 2010 or for the twelve months ended
June 30, 2010
Wireline ($128M Revenue / $74M Adj. EBITDA)
(1)
Competitive Segment
• Commercial or Institutional
Healthcare
Government
Education
Regional Banking
• 26% YoY growth in strategic broadband and video
services
• 45% LTM Adjusted EBITDA margin
• Acquisition of 2,200 fiber route mile assets of
Allegheny Energy, Inc. on 12/31/09 nearly doubled
the network
Integration successfully completed ahead of schedule
25 new markets
50% more colleges and universities
RLEC - Growth in Data and Video
• 98% DSL coverage with 6 MB speed
• 21% IPTV penetration of homes passed with fiber; 30%-
35% penetration of neighborhoods available over 18 months

Recent developments summary
Completed the acquisition of Allegheny assets in 4Q 2009
Allegheny has been completely integrated into NTELOS – ahead of plan
Positive contribution to LTM results
Further enhanced senior management team
Jim Hyde took over as President and CEO in December 2009
Conrad Hunter joined in April 2010 to lead wireless organization
New wireless sales leadership
Reset of Sprint contract occurred in July 2009
Guaranteed monthly minimum of $9 million through July 2015
Impact on LTM results of approximately ($5) million
Re-instatement of bonus pool in 2010
Impact on LTM results of approximately ($2) million

$440
$500
$536
$550
$539
$392
$343
$0
$100
$200
$300
$400
$500
$600
2004 2005 2006 2007 2008 2009 LTM
6/30/10
Focused on Growth Opportunities
($ in millions)
Total Revenue Total Adj. EBITDA/Margin %
Strong financial performance
$223
$203
$172
$147
$121
$227
$219
38%
42% 41%
41%
41%
39%
35%
$0
$50
$100
$150
$200
$250
2004 2005 2006 2007 2008 2009 LTM
6/30/10
2004 - LTM: 9% CAGR
Free Cash Flow
(1)
$86
$93
$91
$119
$133
$58
$61
$0
$75
$150
2004 2005 2006 2007 2008 2009 LTM
6/30/10
(1) Throughout this presentation, Free Cash Flow is defined as Consolidated Adjusted EBITDA less CAPEX
(2) Preliminary results
2004 - LTM: 11% CAGR 2004 - LTM: 15% CAGR
(2) (2) (2)

FiberNet overview

WEST VIRGINIA
LEGEND
ON-NET POP
OFF-NET POP
FiberNet Fiber
Leased Path

Financials ($ in millions)
FiberNet – Overview
FiberNet serves approximately 100,000 equivalent access
lines primarily in West Virginia and the surrounding area
Network footprint is well positioned for reach into secondary and rural markets
Customer mix over 90% of business
FiberNet owns or controls substantially all aspects of its
network and switching platforms
•
Unique and extensive
routes provide route
diversity and key points
of presence across its
markets
Diverse Routing
•
CLEC network
alternative for rural
markets
•
Flexibility to provide
customer solutions
Hometown Provider
•
Established presence in
all major municipalities
and towns within its
footprint
•
Fiber deployed to all
tandem locations in
West Virginia and key
Carrier POPs
Penetration
•
Large filament count per
sheath enables flexibility
to implement numerous
optical delivery
technologies
High Filament Count
(1) Before synergies
(2) Preliminary results
2009A LTM 6/30/10
(2)
Revenue $76 $77
Adjusted EBITDA
(1)
25 26
Capital expenditures 13 10

Strategic Benefits of a Robust Mid-Atlantic Network
Continues regional Broadband acquisition strategy
Enhances position in West Virginia and accelerates growth in Pennsylvania and Maryland
Increases growth potential for carrier transport and fiber to the cell
Significant Financial Benefits
Free Cash Flow accretive day one with growth potential
Significant synergies in year one (~$3.3mm) with full synergies reached in 2012
(~$7.0mm to $9.0mm)
Value enhancement with improved competitive position and growth profile
Stronger Regional Operations
Opportunity to extend “best-in-class” operator in West Virginia
Add key personnel resources to NTELOS’ wireline operations
Capital constraints have hampered growth
NTELOS will invest to move customers on-net and lower operations expense
Existing technology and systems can be leveraged and integrated quickly
NTELOS – FiberNet Offers Strong Combination

nTelos/FiberNet Network Map
ILEC
Existing nTelos Fiber Network
Available nTelos Fiber Network
Network Partner
CLEC Markets
PA
OH
MD
WV
KY
VA
TN
NC
Erie
Meadville
Oil City
Youngstown
Mercer
Butler
Clearfield
State College
Pittsburgh
Greensburg
Altoona
Johnstown
Washington
Uniontown
Wheeling
Columbus
Carlisle
Chambersburg
Hagerstown
Martinsburg
Frederick
Winchester
Washington DC
Leesburg
Ashburn
Morgantown
Fairmont
Oakland
Clarksburg
Marietta
Parkersburg
Spencer
Ironton
Ashland
Point Pleasant
Huntington
Charleston
Summersville
Webster Springs
Richwood
Harrisonburg
Warrenton
Culpeper
Madison
Staunton
Charlottesville
Waynesboro
Montgomery
Lewisburg
Clifton Forge
Covington
Lexington
Logan
Beckley
Salem
Troutville
Lynchburg
Richmond
Princeton
Bluefield
Blacksburg
Roanoke
Radford
Christiansburg
Rocky Mount
Farmville
Tazewell
Wytheville
Abingdon
Bristol
Kingsport
Johnson City
Martinsville
Danville
South Boston
Greensboro

Install/
Managed
Services/
Other, 6%
Usage, 11%
Data/IP Based
Services, 62%
Voice, 21%
Usage, 15%
Voice, 48%
Data/IP Based
Services, 28%
Install/
Managed
Services/
Other, 9%
Consolidated Network
NTELOS Competitive Revenue
(1) (2)
FiberNet Revenue
(1)
Source: NTELOS Management
Network Overlap Map
(1) FY 2009
(2) NTELOS before intercompany eliminations
($ in millions)

Wireless overview

16 16
Network Upgrade and Data – Catalyst for Growth
($ in millions)
Note: Roaming revenue included in wholesale
(1) Refer to Form 10-K for 2009 for explanation and impact of change from gross to net reporting of handset insurance revenues and costs effective April 1, 2008
(2) Preliminary results
Revenue
(1)
Adjusted EBITDA/Margin %
$183
$218
$245
$282
$305 $306
$297
$52
$63
$78
$96
$107
$118
$113
$322
$378
$412
$425
$410
$280
$235
$0
$150
$300
$450
2004 2005 2006 2007 2008 2009 LTM
6/30/10
Retail Wholesale
$162
$151
$159
$142
$112
$90
$66
38%
35%
28%
32%
39%
38%
37%
$0
$50
$100
$150
$200
2004 2005 2006 2007 2008 2009 LTM
6/30/10
Adjusted EBITDA % margin
2004 - LTM: 11% CAGR 2004 - LTM: 16% CAGR
(2)
(2)

•
NTELOS brand positioned as the “Best Value in Wireless”
•
Leveraging extensive retail presence while growing
indirect distribution channel
“Hub and Spoke” distribution
Branded exclusive dealers program launched
Overall refurbish of retail stores
•
Approximately 62,000 total device upgrades as of June 30,
2010, up 6% from June 30, 2009
•
The most complete nationwide coverage with no roaming
– “Same Nation. Better Price.”
•
Hagerstown and Martinsburg markets launched in 3Q’10
•
Emphasis on Postpay plans
Expansion of data products and services
Device line up includes a variety of smartphones &
data-centric brands and models
•
FRAWG Unlimited prepay in VA East urban markets
FRAWG gross adds driving Prepay growth
89% FRAWG customers on rate plans of $40 and
higher as of June 30, 2010
FRAWG expansion to western markets 3Q’10
Gross Adds (in 000s)
Churn                         .
3Q´09 4Q`09
Postpay
Wireless Growth Initiatives
1Q`10 2Q`10
2.3%           1.8%
91
70
88
99
179
169
0
100
200
LTM 6/30/09 LTM 6/30/10
Postpay Prepay
2.2% 2.4%
3.6% Total 3.1% 3.0% 3.4%

Strong Device Line-up
BlackBerry
Curve 8530
Data
Card
nTelos Handset/Device Lineup 3Q2010
QWERTY
Feature
EV-DO
Feature 1X
and
Value
Smartphone
Touch
Samsung
Stunt
LG Ellipse
BlackBerry
Pearl Flip
8230
Motorola
Grasp
LG Script
Blue
LG Wine II
HTC Snap
Franklin Wireless
U210
Axesstel
MV440
LG 100
HTC Hero
Motorola
Quantico
Kyocera
Torino
Novatel
MC760
Novatel
MiFi
LG Nite
Samsung Messanger
Touch Black
BlackBerry
Tour 9630
LG Volt
Samsung
SCH-r600
Samsung
Trill
LG 9600

Successful Growth in Data Subscribers and ARPU
Retail ARPU
Postpay Subscribers with EV-DO
Data Devices
30%
47%
59%
0%
10%
20%
30%
40%
50%
60%
70%
6/30/2008 6/30/2009 6/30/2010
$10.26
$10.74
$11.84
$13.23
$9.33
$9.84
$10.83
$11.53
$47.27
$45.49
$44.45
$43.12
$43.89
$41.64
$40.42
$38.40
$51.25
$56.23
$56.29
$56.35
$53.22
$51.48
$49.93
$57.53
$0
$25
$50
$75
3Q’09
Post
4Q’09
Post
1Q’10
Post
2Q’10
Post
3Q’09
Total
4Q’09
Total
1Q’10
Total
2Q’10
Total
Data Other
(1)
(1)
(1) 2Q’10 results are preliminary
(1)

Strong Direct Distribution
Extensive Retail Presence
(1)
(1) As of December 31, 2009
35
11
23
24
5
8
11
5
14
8
27
27
22
33
42
24
45
76
0
10
20
30
40
50
60
70
80
NTELOS Sprint Nextel AT&T Verizon Wireless T-Mobile
VAE VAW WVA

$108
$113
$51
$62
$77
$95
$104
-$10
$10
$30
$50
$70
$90
$110
$130
$150
2004 2005 2006 2007 2008 2009 LTM
6/30/10
Wireless Wholesale Revenue
(1)
Strategic Network Alliance Leverages
NTELOS’
Network
•
Sprint Nextel Strategic Network
Alliance through at least July 2015
•
$9 million monthly minimum revenue
guarantee
•
Attractive contribution margin
•
Growing Usage
•
Significant growth in both home &
travel data usage since EV-DO
launched
•
Voice traffic back on the rise
($ in millions)
Attractive Margin Revenue Stream
(1) Excludes roaming
(2) Preliminary results
2004 - LTM: 15% CAGR
(2)

Wireline update

nTelos
Wireline
Service Area
ILEC
Existing nTelos Fiber Network
Available nTelos Fiber Network
Network Partner
CLEC Markets
PA
OH
WV
MD
VA
KY
TN
NC
Erie
Meadville
Oil City
Youngstown
Mercer
Butler
Clearfield
State College
Pittsburgh
Greensburg
Altoona
Johnstown
Wheeling
Washington
Uniontown
Carlisle
Chambersburg
Columbus
Morgantown
Fairmont
Hagerstown
Frederick
Martinsburg
Winchester
Tuscarora
Parkersburg
Clarksburg
Leesburg
Ashburn
Washington DC
Ravenswood
Spencer
Sutton
Warrenton
Culpeper
Madison
Harrisonburg
Ashland
Huntington
Charleston
Summersville
Montgomery
Staunton
White Sulphur Springs
Lewisburg
Charlottesville
Covington
Beckley
Lexington
Princeton
Bluefield
Troutville
Lynchburg
Salem
Blacksburg
Radford
Roanoke
Richmond
Tazewell
Christiansburg
Rocky Mount
Farmville
Abingdon
Bristol
Wytheville
Martinsville
Danville
South Boston
Kingsport
Johnson City
Greensboro

Greensboro, NC
(1) Preliminary results as of June 30, 2010 or for the twelve months ended June 30, 2010.
($ in millions)
Data Driving Wireline Growth
(1)
RLEC  ($56M Revenue / $41M Adj. EBITDA)
(1)
Competitive
($72M Revenues / $32M Adj.
EBITDA)
(1)
•
Revenue growth of 10% YoY
•
Adjusted EBITDA growth of 25% YoY
•
45% Adjusted EBITDA margin
•
Strategic Broadband and Video revenue
growth of 26% YOY to $44 million
•
4,800 mile existing fiber network including
recently acquired 2,200 mile Allegheny
fiber network
•
4 markets launched in late 2009/early 2010
•
4 markets to be launched in second half of
2010
•
Repositioning assets (data/video)
•
Broadband customer penetration at 57%
•
IPTV is available to over 10,000 homes
•
Continued strong Adjusted EBITDA margin

$43
$47
$44 $44
$43
$41
$19
$19
$18
$21
$25
$29
$32
$40
58%
57%
56%
54%
56%
56%
56%
$0
$10
$20
$30
$40
$50
$60
$70
$80
2004 2005 2006 2007 2008 2009 LTM
6/30/10
30%
50%
70%
90%
RLEC Competitive Margin
$57
$61 $61
$60
$57
$56
$37
$41
$46
$52
$56
$15
$17
$15
$15
$11
$11
$11
$56
$62
$36
$117
$122
$123
$128
$124
$107
$111
$0
$20
$40
$60
$80
$100
$120
$140
2004 2005 2006 2007 2008 2009 LTM
6/30/10
RLEC Competitive-strategic Competitive-other
Growing CLEC with Stable RLEC
Revenue
Adjusted EBITDA/Margin%
($ in millions)
Total Wireline 2004 - LTM: 3% CAGR 2004 - LTM: 4% CAGR
(1) Preliminary results
(1)
(1)
Competitive-strategic 2004 – LTM: 10 CAGR%
$59
$62
$65
$65
$69
$72
$74

Competitive Growth Drivers
Transport/Data/IP Revenue
Penetration
(1) Revenue before intercompany eliminations
(2) Preliminary results
(1)
25%
29%
32%
32%
33%
34%
35%
14%
21%
0%
20%
40%
2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10
($ in millions)
38%
46%
53%
57%
28%
17%
0%
30%
60%
2005 2006 2007 2008 2009 LTM
6/30/10
Broadband–Customer Penetration
Video–Neighborhoods open in 1Q’ 08
$10
$12
$16
$20
$23
$26
$5
$7
$9
$11
$14
$18
$31
$37
$44
$25
$20
$15
$0
$25
$50
2005 2006 2007 2008 2009 LTM
6/30/10
Data/IP Transport/Wireless Transport
2004 - LTM: 22% CAGR
(2)
(2)
(2)

Financial Overview

$133
$91
$93
$86
$58
$61
$119
$0
$20
$40
$60
$80
$100
$120
$140
2004 2005 2006 2007 2008 2009 LTM
6/30/10
Free Cash Flow Consolidated CapEx
($ in millions)
Accelerating Consolidated Free Cash Flow
$36
$41
$32
$37
$31
$35
$19
$20
$21
$25
$33
$31
$5
$8
$6
$7
$9
$20
$28
$41
$59
$23
$24
$30
$20
$12
$20
$108
$87
$110
$86
$89
$60
$132
$0
$25
$50
$75
$100
$125
$150
2004 2005 2006 2007 2008 2009 LTM
6/30/10
Wireless Wireline Other Discretionary
(1)
2004 - LTM: 15% CAGR
(2)
$65
Maintenance
and routine
growth
capital
expenditures
(3)
(3)
(1)
Includes incremental EVDO investment and strategic fiber builds
(2)
Includes approximately $11mm for a new wireless prepaid billing platform and a web portal
(3)
Preliminary results

($ in millions)
(1) Debt balances and related ratios are based on actual debt outstanding:  Refer to Form 10-K for the year ended December 31, 2009 for carrying basis of debt obligations which are reported net of unamortized original issuance discounts
(2) Pro forma LTM estimated EBITDA includes $3.3mm of expected 1 st
year synergies (please note, annual run-rate synergies are estimated to be
$7.0mm to $9.0mm) and $2.0mm for the full year impact of the Allegheny acquisition which closed on December 31, 2009
Capitalization
2008 2009
Estimated
LTM 6/30/10
PF Est LTM
6/30/10
Cash $65.7 $51.1 $59.8 $7.6
Revolver ($35 million available) -- -- -- --
1st lien senior secured credit facility
(1)
$606.5 $633.4 $630.2 $630.2
New incremental term loan facility -- -- -- 125.0
Capital leases 1.4 1.5 1.7 2.6
Total debt $607.9 $634.9 $631.9 $757.9
Total debt leverage ratio 2.7x 2.8x 2.9x 3.0x
Net debt (total debt less cash) $542.2 $583.8 $572.1 $749.0
Net debt leverage ratio 2.4x 2.6x 2.6x 3.0x
Adjusted EBITDA $223.1 $227.1 $218.7 $249.8
(2)

Pro Forma Free Cash Flow
($ in millions)
(1)
(2)
(3)
(1) Pro forma for FiberNet and Allegheny acquisitions and related financing assuming both acquisitions and the financing closed on July 1, 2009
(2) For pro forma purposes, cash taxes have been adjusted to remove the benefit from the stimulus package bonus depreciation in 2009
(3) Before adjustments for changes in working capital
Pro Forma LTM 6/30/10
Adjusted EBITDA $250
Less capex 96
Free cash flow $154
Less:
Cash interest, net of interest income 44
Cash taxes 22
Cash flows, net before dividends and debt payments $88
Less:
Cash dividends 45
Scheduled annual debt payments 8
Cash flows, net $35
Pro forma cash on hand at June 30, 2010 $8

Consistently Strong Financial Performance
Numerous Catalysts for Sustainable Topline Growth
Focused on Long-term Net Income and Free Cash Flow Growth
Diversified Business Model
Network Upgrade Drives Wireless Growth
Data Revenue Growth
High-Margin Wholesale Revenue
Strong Performing and Growing Regional Wireline Business Focused on
Data Transport and IP based Services
Scalable Systems for Continued Expansion
Experienced Management Team
Successful acquisition integration track record
Summary